Derivatives - Schedule of Amounts Recorded on Balance Sheet Related to Cumulative Basis Adjustments for Fair Value Hedges (Details) - Fair Value Hedging [Member] - Designated as Hedging Instrument [Member] - Interest Rate Swap [Member] - USD ($)
$ in Thousands
	Dec. 31, 2023	Dec. 31, 2022
Derivative [Line Items]
Carrying amount of the hedged assets	$ 0	$ 25,452
Cumulative amount of fair value hedging adjustment included in the carrying amount of the hedged assets	$ 0	$ (4,548)